                                                                   Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                 --------------

   [ ]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                             TO SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A National Banking Association                                 41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                           55479
(Address of principal executive offices)                        (Zip code)

                                 --------------

                           COLE NATIONAL GROUP, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                        34-1744334
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

5915 Landerbrook Drive
Mayfield Heights, Ohio                                             44124
(Address of principal executive offices)                         (Zip code)

                                 --------------

                   9-7/8% Senior Subordinated Notes Due 2006
                      (Title of the indenture securities)

Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Treasury Department
                    Washington, D.C.

                    Federal Deposit Insurance Corporation
                    Washington, D.C.

                    The Board of Governors of the Federal Reserve System Washington, D.C.

               (b)  Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

        None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Not applicable.

Item 16. LIST OF EXHIBITS. List below all exhibits filed as a part of this
                           Statement of Eligibility. Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1. a.     A copy of Articles of Association of the trustee
                           now in effect.*

                    b. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

                    c. A copy of the certificate dated January 11, 1988, of name change from Norwest Bank Minneapolis, National Association to Norwest Bank Minnesota, National Association.*

         Exhibit 2. a.     A copy of the certificate of authority of the trustee
                           to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern
                           National Bank of Minneapolis.*

                    b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of the Northwestern National Bank of Minneapolis and the Minnesota Loan and Trust Company of Minneapolis.*

                    c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                    d. A copy of the certificate of the Comptroller of the Currency dated May 1, 1983, authorizing Norwest Bank Minneapolis, National Association, to act as fiduciary.*

    Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

    Exhibit 4. Copy of By-laws of the trustee as now in effect.*

    Exhibit 5. Not applicable.

    Exhibit 6. The consent of the trustee required by Section 321(b) of the
               Act.

    Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

    Exhibit 8. Not applicable.

    Exhibit 9. Not applicable.

    * Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66026.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 4th day of December, 1996.


                                                  NORWEST BANK MINNESOTA,
                                                  NATIONAL ASSOCIATION

                                                  /s/ Raymond S. Haverstock
                                                  -------------------------
                                                  Raymond S. Haverstock
                                                  Vice President

                                   EXHIBIT 6

December 4, 1996

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal or State authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                             Very truly yours,

                                             NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION

                                             Raymond S. Haverstock
                                             Assistant Vice President

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation

                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

Federal Financial               Expires March 31, 1999
Institutions Examination Council

--------------------------------------------------------------------------------
[logo]

                                                         Please refer to page i,
                                                         Table of Contents, for
                                                         the required disclosure
                                                         of estimated burden.
--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES-FFIEC 031

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1996            (960930)
                                                             ----------
                                                             (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Mark P. Wagener, Director of Bank & Service Accounting Name and Title of Officer Authorized to Sign Report of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Mark P. Wagener
-----------------------------------------------
Signature of Officer Authorized to Sign Report
10/29/96
-----------------------------------------------
Date of Signature

For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ James R. Campbell
------------------------------------------------
Director (Trustee)
/s/ William H. Queenan
------------------------------------------------
Director (Trustee)
/s/Scott A. Kisting
------------------------------------------------
Director (Trustee)

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

--------------------------------------------------------------------------------
FDIC Certificate Number  _____________
                          (RCRI 9050)

[Call No. 197            31 09-30-96]

STBK: 27-4095 00017
ST CERT:  27-05208

NORWEST BANK MINNESOTA, NATIONAL ASSN.
SIXTH STREET AND
MARQUETTE AVENUE
MINNEAPOLIS, MN  55479-0016


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of tne Currency

                                                                       FFIEC 031
                                                                          Page i
                                                                           2
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
--------------------------------------------------------------------------------
Table of Contents

Signature Page                                         Cover

Report of Income

Schedule RI-Income Statement .....................RI-1, 2, 3
Schedule RI-A--Changes in Equity Capital ...............RI-4

Schedule RI-B--Charge-offs and Recoveries and
        Changes in Allowance for Loan and Lease
        Losses ......................................RI-4, 5

Schedule RI-C--Applicable Income Taxes by
        Taxing Authority ...............................RI-5

Schedule RI-D--Income from
        International Operations .......................RI-6

Schedule RI-E--Explanations .........................RI-7, 8


Disclosure of Estimated Burden

The estimated average burden associated with this information collection is
32.2 hours per respondent and is estimated to vary from l5 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

Report of Condition

Schedule RC-Balance Sheet .........................RC-1, 2

Schedule RC-A--Cash and Balances Due
        From Depository Institutions .................RC-3

Schedule RC-B--Securities ......................RC-3, 4, 5

Schedule RC-C--Loans and Lease Financing
        Receivables:
        Part I. Loans and Leases ..................RC-6, 7
        Part II. Loans to Small Businesses and
         Small Farms (included in the forms for
         June 30 only) ...........................RC-7a, 7b

Schedule RC-D--Trading Assets and Liabilities
(to be completed only by selected banks) ..............RC-8

Schedule RC-E--Deposit Liabilities ............RC-9, 10, 11
Schedule RC-F--Other Assets .........................RC-1l
Schedule RC-G--Cther Liabilities ....................RC-1l

Schedule RC-H--Selected Balance Sheet Items
        for Domestic Cffices ........................RC-12

Schedule RC-I--Selected Assets and Liabilities
          of IBFs ..................................RC-13

Schedule RC-K--Quarterly Averages ....................RC-13

Schedule RC-L--Off-Balance Sheet
          Items ..............................RC-14, 15, 16

Schedule RC-M--Memoranda .........................RC-l7, 18

Schedule RC-N--Past Due and Nonaccrual
        Loans, Leases, and Other Assets ..........RC-19, 20

Schedule RC-O--Other Data for Deposit
        Insurance Assessments ....................RC-21, 22

Schedule RC-R--Regulatory Capital ................RC-23, 24

Optional Narrative Statement Concerning
        the Amounts Reported in the Reports
        of Condition and Income ......................RC-25

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RI- 1
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208          3

Transit Number: 91000019

Consolidated Report of Income
for the period January 1, 1996 - September 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement
                                                                            1480

                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a.      Interest and fee income on loans:
           (1)     In domestic offices:                                                                    RIAD
                   (a)     Loans Secured by real estate                         OPff                       4011.  265,884   1.a.la
                   (b)     Loans to depository institutions                                                4019.    4,390   1.a.lb
                   (c)     Loans to finance agricultural production and other loans to farmers             4024.      703   1.a.lc
                   (d)     Commercial and industrial loans                                                 4012.  224,945   1.a.1d
                   (e)     Acceptances of other banks                                                      4026.      254   1.a.1e
                   (f)     Loans to individuals for household, family, and other personaL expenditures:
                           (1) Credit cards and related plans                                              4054.   17,772   1.a.lfl
                           (2) Other                                                                       4055.   44,536   1.a.1f2
                   (g)     Loans to foreign governments and official institutions                          4056.        0   1.a.lg
                   (h)     obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                           (l) Taxable obligations                                                         4503.        8   1.a.lhl
                           (2) Tax-exempt obligations                                                      4504.    1,242   l.a.1h2
                   (i)     All other loans in domestic offices                                             4058.      172   1.a.li
           (2)     In foreign offices, Edge and Agreement subsidiaries, and IBFs                           4059.    7,498   1.a.2
   b.      Income from lease financing receivables:
           (1)     Taxable leases                                                                          4505.   29,305   1.b.1
           (2)     Tax-exempt leases                                                                       4307.      283   1.b.2
   c.      Interest income on balances due from depository institutions:(1)
           (1)     In domestic offices                                                                     4105.      139   1.c.1
           (2)     In foreign offices, Edge and Agreement subsidiaries, and IBFs                           4106.       45   1.c.2
   d.      Interest and dividend income on securities:
           (l)     U.S. Treasury securities and U.S. Government agency and corporation
                   obligations                                                                             4027.   50,316   1.d.1
           (2)     Securities issued by states and political subdivisions in the U.S.:
                   (a)     Taxable securities                                                              4506.       64   1.d.2a
                   (b)     Tax-exempt securities                                                           4507.    4,802   1.d.2b
           (3)     Other domestic debt securities                                                          3657.      710   1.d.3
           (4)     Foreign debt securities                                                                 3658.        0   1.d.4
           (5)     Equity securities (including investments in mutual funds)                               3659.   13,448   1.d.5
   e.      Interest income from trading assets                                                             4069.    7,980   1.e

----------

(1) Includes interest income on time certificates of deposit not held for trading.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RI- 2
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208          4

Transit Number: 91000019


Schedule RI  -  Continued

                                                                                                Dollar Anounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
1.      Interest income (continued)
        f.      Interest income on federal funds sold and securities purchased
                under agreements to resell in domestic offices of the bank                  RIAD        Year-to-date
                and of its Edge and Agreement subsidiaries, and in IBFs                     4020.       173,659         1.f
        g.      Total interest income (sum of items 1.a through 1.f)                        4107.       848,155         1.g
2.      Interest expense:
a.      Interest on deposits:
                (1) Interest on deposits in domestic offices:
                      (a) Transaction accounts (NOW accounts, ATS accounts, and
                              telephone and preauthorized transfer accounts)                4508.         6,799              2.a.1a
                      (b) Nontransaction accounts:
                        (1)     Money market deposit accounts (MMDA)                       4509.        30,945              2.a.1b1
                        (2)     Other savings deposits                                      4511.         6,767              2.a.1b2
                        (3)     Time certificates of deposit of $ 100,000 or more           4174.         8,629              2.a.1b3
                        (4)     All other time deposits                                     4512.        74,939              2.a.1b4
                (2) Interest on deposits in foreign offices, Edge and
                      Agreement subsidiaries, and IBFs                                      4172.        54,785              2.a.2
        b.      Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and
                of its Edge and Agreement subsidiaries, and in IBF                          4180.       146,513              2.b
        c.      Interest on demand notes issued to the U.S. Treasury, trading
                liabilities, and other borrowed money                                       4185.        97,513              2.c
        d.      Interest on mortgage indebtedness and obligations under
                capitalized leases                                                          4072.            78              2.d
        e.      Interest on subordinated notes and debentures                               4200.         7,288              2.e
        f.      Total interest expense (sum of items 2.a through 2.e)                       4073.       434,256              2.f
3.      Net interest income (item 1.g minus 2.f)                                            4074                 413,899     3.
4.      Provisions:
        a.      Provision for loan and lease losses                                         4230                  17,745     4.a
        b.      Provision for allocated transfer risk                                       4243                       0     4.b
5.      Noninterest income:
        a.      Income from fiduciary activities                                            4070        139,523              5.a
        b.      Service charges on deposit accounts in domestic offices                     4080         56,746              5.b
        c.      Trading revenue (must equal Schedule RI, sum of Memorandum
                items 8.a through 8.d)                                                      A220         (9,554)             5.c
        d.      Other foreign transaction gains (losses)                                    4076          1,616              5.d
        e.      Not applicable
        f.      Other noninterest income:
                (1) Other fee income                                                        5407         94,159              5.f.1
                (2) All other noninterest income*                                           5408         51,147              5.f.2
        g.      Total noninterest income (sum of items 5.a through 5.f)                     4079                 333,637     5.g
6.      a.      Realized gains (losses) on held-to-maturity securities                      3521                       0     6.a
        b.      Realized gains (losses) on available-for-sale securities                    3196                   6,628     6.b
7.      Noninterest expense:
        a.      Salaries and employee benefits                                              4135        229,291              7.a
        b.      Expenses of premises and fixed assets (net of rental income)
                (excluding salaries and employee benefits and mortgage
                interest)                                                                   4217         61,926              7.b
        c.      Other noninterest expense*                                                  4092        242,858              7.c
        d.      Total noninterest expense (sum of items 7.a through 7.c)                    4093                 534,075
8.      Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g,
        6.a, 6.b, and 7.d)                                                                  4301                 202,344     8.
9.      Applicable income taxes (on item 8)                                                 4302                  66,441     9.
10.     Income (loss) before extraordinary items and other adjustments
        (item 8 minus 9)                                                                    4300                 135,903    10.

----------------

*    Describe on Schedule RI-E -- Explanations.

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RI- 3
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     5

Transit Number: 91000019


Schedule RI  -  Continued

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
        11.     Extraordinary items and other adjustments:
                a.      Extraordinary items and other adjustments, gross of income      RIAD     Year-to-date
                        taxes *                                                         4310            0               11.a
                b.      Applicable income taxes (on item 11.a) *                        4315            0               11.b
                c.      Extraordinary items and other adjustments, net of
                        income taxes (item 11.a minus 11.b)                             4320                    0       11.c
        12.     Net income (loss) (sum of items 10 and 11.c)                            4340              135,903       12.



Memoranda
                                                                         1481

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
1.      Interest expense incurred to carry tax-exempt securities, loans, and leases acquired           RIAD      Year-to-date
        after August 7, 1986, that is not deductible for federal income tax purposes                   4513.              5    M.1
2.      Income from the sale and servicing of mutual funds and annuities in domestic
        offices (included in Schedule RI, item 8)                                                      8431.          1,516    M.2
3.      Not applicable
4.      Not applicable
5.      Number of full-time equivalent employees on payroll at end of current period (round to                   Number
        nearest whole number)                                                                          4150.          6,088    M.5
6.      Not applicable.
7.      If the reporting bank has restated its balance sheet as a result of applying push down                   MM  DD  YY
        accounting this calendar year, report the date of the bank's acquisition                       9106.          N/A      M.7
8.      Trading revenue (from cash instruments and off-balance sheet derivative instruments)
        (Sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                    RIAD      Year-to-date
        a.      Interest rate exposures                                                                8757.        (16,223)   M.8.a
        b.      Foreign exchange exposures                                                             8758.          6,669    M.8.b
        c.      Equity security and index exposures                                                    8759.              0    M.8.c
        d.      Commodity and other exposures                                                          8760.              0    M.8.d
9.      Impact on income of off-balance sheet derivatives held for purposes other than trading:
        a.      Net increase (decrease) to interest income                                             8761.         (2,648)   M.9.a
        b.      Net (increase) decrease to interest expense                                            8762.         11,157    M.9.b
        c.      Other (noninterest) allocations                                                        8763.         (5,624)   M.9.c
10.     Credit losses on off-balance sheet derivatives (see instructions)                              A251.              0    M.10





------------------

*    Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RI- 4
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     6

Transit Number: 91000019

Schedule RI-A - Changes in Equity Capital

Indicate decreases and losses in parentheses.
                                                                            I483

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
1.      Total equity capital originally reported in the December 31, 1995, Reports of        RIAD
        Condition and Income                                                                 3215.    1,125,067        1.
2.      Equity capital adjustments from amended Reports of Income, net *                     3216.            0        2.
3.      Amended balance end of previous calendar year (sum of items 1 and 2)                 3217.    1,125,067        3.
4.      Net income (loss) (must equal Schedule RI, item 12)                                  4340.      135,903        4.
5.      Sale, conversion, acquisition, or retirement of capital stock, net                   4346.            0        5.
6.      Changes incident to business combinations, net                                       4356.       15,525        6.
7.      LESS: Cash dividends declared on preferred stock                                     4470.            0        7.
8.      LESS: Cash dividends declared on common stock                                        4460.       65,000        8.
9.      Cumulative effect of changes in accounting principles from prior years * (see
        instructions for this schedule)                                                      4411.            0        9.
10.     Corrections of material accounting errors from prior years * (see instructions for
        this schedule)                                                                       4412.            0       10.
11.     Change in net unrealized holding gains (losses) on available-for-sale securities     8433.      (10,010)      11.
12.     Foreign currency translation adjustments                                             4414.            1       12.
13.     Other transactions with parent holding company * (not included in items 5, 7, or
        8 above)                                                                             4415.            0       13.
14.     Total equity capital end of current period (sum of items 3 through 13) (must equal
        Schedule RC, item 28)                                                                3210.    1,201,486       14.

------------------------

*    Describe on Schedule RI-E - Explanations.




Schedule RI-B  -  Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.
                                                                            I486

                                                                                  Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------
                                                                            calendar year-to-date
                                                                     (Column A)               (Column B)
                                                                     Charge-offs              Recoveries
                                                                     -----------              ----------
1.      Loans secured by real estate:                             RIAD                RIAD
        a.      To U.S. addressees (domicile)                     4651.   2,129       4661.    2,880       1.a
        b.      To non-U.S. addressees (domicile)                 4652.       0       4662.        0       1.b
2.      Loans to depository institutions and acceptances of
        other banks:
        a.      To U.S. banks and other U.S. depository
                institutions                                      4653.       0       4663.        0       2.a
        b.      To foreign banks                                  4654.       0       4664.        0       2.b
3.      Loans to finance agricultural production and other
        loans to farmers                                          4655.       0       4665.       28       3.
4.      Commercial and industrial loans:
        a.      To U.S. addressees (domicile)                     4645.   8,023       4617.    6,570       4.a
        b.      To non-U.S. addressees (domicile)                 4646.       0       4618.      214       4.b
5.      Loans to individuals for household, family, and other
        personal expenditures:
        a.      Credit cards and related plans                    4656.   1,187       4666.      137       5.a
        b.      Other (includes single payment, installment, and
                all student loans)                                4657.   5,059       4667.    1,742       5.b
6.      Loans to foreign governments and official institutions    4643.     506       4627.      527       6.
7.      All other loans                                           4644.       0       4628.        0       7.
8.      Lease financing receivables:
        a.      Of U.S. addressees (domicile)                     4658.   3,431       4668.      586.      8.a
        b.      Of non-U.S. addressees (domicile)                 4659.       0       4669.        0       8.b
9.      Total (sum of items 1 through 8)                          4635.  20,335       4605.   12,684       9.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RI- 5
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     7

Transit Number: 91000019


Schedule RI-B - Continued

Part I. Continued

Memoranda

                                                                           Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------
                                                                      calendar year-to-date
                                                               (Column A)               (Column B)
                                                               Charge-offs              Recoveries
                                                               -----------              ----------
1.-3.   Not applicable.
4.      Loans to finance commercial real estate, construction,  RIAD            RIAD
        and land development activities (not secured by real
        estate) included in Schedule RI-B, part I,
        items 4 and 7, above                                    5409.        0  5410.    0       M.4
5.      Loans secured by real estate in domestic offices
        (included in Schedule RI-B, part I, item 1, above):
        a.      Construction and land development               3582.        0  3583.  658       M.5.a
        b.      Secured by farmland                             3584.        0  3585.    0       M.5.b
        c.      Secured by 1-4 family residential properties:
                (1) Revolving, open-end loans secured by 1-4
                   family residential properties and extended
                   under lines of credit                        5411.        0  5412.    0       M.5.cl
                (2) All other loans secured by 1-4 family
                   residential properties                       5413.    1,443  5414.  157       M.5.c2
        d.      Secured by multifamily (5 or more) residentiaL
                properties                                      3588.        0  3589.    0       M.5.d
        e.      Secured by nonfarm nonresidential properties    3590.      686  3591. 2,065      M.5.e

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                                 RIAD
1.     Balance originally reported in the December 31, 1995, Reports of Condition and  Income    3124.     187,020   1.
2.     Recoveries (must equal part I, item 9, column B above)                                    4605.      12,684   2.
3.     LESS: Charge-offs (must equal part I, item 9, column A above)                             4635.      20,335   3.
4.     Provision for loan and lease losses (must equal Schedule RI, item 4.a)                    4230.      17,745   4.
5.     Adjustments * (see instructions for this schedule)                                        4815.       1,724   5.
6.     Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
       item 4.b)                                                                                 3123.      198,838  6.

-----------------

*  Describe on Schedule RI-E . Explanations.



Schedule RI-C - Applicable Income Taxes by Taxing Authority
                                                                            I489

Schedule RI-C is to be reported with the December Report of Income.                         Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
                                                                                             RIAD
1.      Federal                                                                              4780.           N/A     1.
2.      State and local                                                                      4790.           N/A     2.
3.      Foreign                                                                              4795.           N/A     3.
4.      Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)   4770.           N/A     4.
                                                              RIAD
5.      Deferred portion of item 4                            4772.      N/A                                         5.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RI- 6
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     8

Transit Number: 91000019


Schedule RI-D - Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I.  Estimated Income from International Operations
                                                                            I492

                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement
   subsidiaries, and IBFs:                                                                      RIAD   Year-to-date
   a.      Interest income booked                                                               4837.       N/A    1.a
   b.      Interest expense booked                                                              4838.       N/A    1.b
   c.      Net interest income booked at foreign offices, Edge and Agreement subsidiaries,
           and IBFs (item 1.a minus 1.b)                                                        4839.       N/A    1.c
2. Adjustments for booking location of international operations:
   a.      Net interest income attributable to international operations booked at domestic
           offices                                                                              4840.       N/A    2.a
   b.      Net interest income attributable to domestic business booked at foreign
           offices                                                                              4841.       N/A    2.b
   c.      Net booking location adjustment (item 2.a minus 2.b)                                 4842.       N/A    2.c
3. Noninterest income and expense attributable to international operations:
   a.      Noninterest income attributable to international operations                          4097.       N/A    3.a
   b.      Provision for loan and lease losses attributable to international operations         4235.       N/A    3.b
   c.      Other noninterest expense attributable to international operations                   4239.       N/A    3.c
   d.      Net noninterest income (expense) attributable to internationaL operations (item 3.a
           minus 3.b and 3.c)                                                                   4843.       N/A    3.d
4. Estimated pretax income attributable to international operations before capital
   allocation adjustment (sum of items 1.c, 2.c, and 3.d)                                       4844.       N/A    4.
5. Adjustment to pretax income for internal allocations to international operations
   to reflect the effects of equity capital on overall bank funding costs                       4845.       N/A    5.
6. Estimated pretax income attributable to international operations after capital
   allocation adjustment (sum of items 4 and 5)                                                 4846.       N/A    6.
7. Income taxes attributable to income from international operations as estimated in
   item 6                                                                                       4797.       N/A    7.
8. Estimated net income attributable to international operations (item 6 minus 7)               4341.       N/A    8.



Memoranda

                                                          Dollar Amounts in Thousands
-------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above         4847.  N/A     M.1
2. Intracompany interest expense included in item 1.b above        4848.  N/A     M.2



PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                                                            RIAD     Year-to-date
1. Interest income booked at IBFs                                                           4849.        N/A    1.
2. Interest expense booked at IBFs                                                          4850.        N/A    2.
3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
   a.      Gains (losses) and extraordinary items                                           5491.        N/A    3.a
   b.      Fees and other noninterest income                                                5492.        N/A    3.b
4. Provision for loan and lease losses attributable to international operations booked at
   domestic offices (excluding IBFs)                                                        4852.        N/A    4.
5. Other noninterest expense attributable to international operations booked at domestic
   offices (excluding IBFs)                                                                 4853.        N/A    5.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RI- 7
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     9

Transit Number: 91000019

Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)
                                                                            I495

                                                                                 Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------
1  All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                  RIAD         Year-to-date
   a.      Net gains on other real estate owned                                  5415.           N/A     1.a
   b.      Net gains on sales of loans                                           5416.           N/A     1.b
   c.      Net gains on sales of premises and fixed assets                       5417.           N/A     1.c
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):
           TEXT                                                                  RIAD
   d.      4461:  GAIN ON SALE OF LOAN SERVICING RIGHTS                          4461.          24,637   1.d
   e.      4462:  PROCESSING FEES                                                4462.          14,107   i.e
   f.      4463:  RENTAL INCOME                                                  4463.           5,964   1.f
2. Other noninterest expense (from Schedule RI, item 7.c):
   a.      Amortization expense of intangible assets                             4531.           6,605   2.a
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b.      Net losses on other real estate owned                                 5418.           N/A     2.b
   c.      Net losses on sales of loans                                          5419.           N/A     2.c
   d.      Net losses on sales of premises and fixed assets                      5420.           N/A     2.d
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 7.c:
           TEXT                                                                  RIAD
   e.      4464:  PROCESSING FEES                                                4464.           63,609  2.e
   f.      4467:                                                                 4467.           N/A     2.f
   g.      4468:                                                                 4468.           N/A     2.g
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
           TEXT                                    RIAD
   a.      (1)     4469:                                                         4469.                0  3.a.1
           (2)     Applicable income tax effect    4486         0                                        3.a.2
   b.      (1)     4487:                                                         4487.                0  3.b.1
           (2)     Applicable income tax effect    4488         0                                        3.b.2
   c.      (1)     4489:                                                         4489.                0  3.c.1
           (2)     Applicable income tax effect    4491         0                                        3.c.2
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2) (itemize and describe all adjustments):
           TEXT                                                                  RIAD
   a.      4492:                                                                 4492.           N/A     4.a
   b.      4493:                                                                 4493.           N/A     4.b
5. Cumulative effect of changes in accounting principles from prior years (from Schedule
   RI-A, item 9) (itemize and describe all changes in accounting principles):
           TEXT                                                                  RIAD
   a.      4494:                                                                 4494.           N/A     5.a
   b.      4495:                                                                 4495.           N/A     5.b
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
           TEXT                                                                  RIAD
   a.      4496:                                                                 4496.           N/A     6.a
   b.      4497:                                                                 4497.           N/A     6.b


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RI- 8
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     10

Transit Number: 91000019


Schedule RI-E - Continued

                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13) (itemize and describe all such transactions):
           TEXT                                                                           RIAD   Year-to-date
   a.      4498:                                                                          4498.       N/A     7.a
   b.      4499:                                                                          4499.       N/A     7.b
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
           TEXT
   a.      4521:  ACQUISITIONS                                                             4521.      1,732    8.a
   b.      4522:  SALE OF LOANS                                                            4522.        (8)    8.b



                                                                       I498 I499



9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

      No comment:     X       (RIAD 4769)


   Other explanations (please type or print clearly):
     (TEXT 4769)

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 1
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     11

Transit Number: 91000019


Consolidated Report of Condition for Insured Commercial and
State-Chartered Savings Banks for September 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


Schedule RC - Balance Sheet
                                                                            C400

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.      Cash and balances due from depository institutions (from Schedule RC-A):                RCFD
        a.      Noninterest-bearing balances and currency and coin (1)                          0081.         1,393,267       1.a
        b.      Interest-bearing balances (2)                                                   0071.             1,161       1.b
2.      Securities:
        a.      Held-to-maturity securities (from Schedule RC-B, column A)                      1754.                 0       2.a
        b.      Available-for-sale securities (from Schedule RC-B, column D)                    1773.         1,455,489       2.b
3.      Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
        a.      Federal funds sold                                                              0276.         4,238,292       3.a
        b.      Securities purchased under agreements to resell                                 0277.           476,920       3.b
4.      Loans and lease financing receivables:
        a.      Loans and leases, net of unearned income          RCFD
                (from Schedule RC-C)                              2122.      8,953,765                                        4.a
        b.      LESS: Allowance for loan and lease losses         3123.        198,838                                        4.b
        c.      LESS: Allocated transfer risk reserve             3128.              0                                        4.c
        d.      Loans and leases, net of unearned income,
                allowance, and reserve (item 4.a minus 4.b and 4.c)                             2125.         8,754,927       4.d
5.      Trading assets (from Schedule RC-D)                                                     3545.            15,027       5.
6.      Premises and fixed assets (including capitalized leases)                                2145.           115,389       6.
7.      Other real estate owned (from Schedule RC-M)                                            2150.             5,543       7.
8.      Investments in unconsolidated subsidiaries and associated companies (from
        Schedule RC-M)                                                                          2130.                 0       8.
9.      Customers' liability to this bank on acceptances outstanding                            2155.            41,230       9.
10.     Intangible assets (from Schedule RC-M)                                                  2143.            13,816      10.
11.     Other assets (from Schedule RC-F)                                                       2160.           547,878      11.
12.     Total assets (sum of items 1 through 11)                                                2170.        17,058,939      12.

----------------

(1)  Includes cash items in process of collection and unposted debits.

(2)  Includes time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 2
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208        12

Transit Number: 91000019

Schedule RC - Continued

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.     Deposits:
        a. In domestic offices (sum of totals of                                         RCON
          columns A and C from Schedule RC-E, part I)                                    2200.         8,212,547           13.a
                                                          RCON
          (1)   Noninterest-bearing (1)                   6631.      3,189,790                                             13.a.1
          (2)   Interest-bearing                          6636.      5,022,757                                             13.a.2
                                                                                         RCFN
        b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
           Schedule RC-E, part II)                                                       2200          2,031,917           13.b
                                                          RCFN
           (1)  Noninterest-bearing                       6631.         17,530                                             13.b.1
           (2)  Interest-bearing                          6636.      2,014,387                                             13.b.2
14.     Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and
        in IBFs:                                                                         RCFD
        a. Federal funds purchased                                                       0278.         2,729,810           14.a
        b. Securities sold under agreements to repurchase                                0279.           400,682           14.b
                                                                                         RCON
15.     a. Demand notes issued to the U.S. Treasury                                      2840.           314,011           15.a
                                                                                         RCFD
        b. Trading liabilities (from Schedule RC-D)                                      3548.            13,619           15.b
16.     Other borrowed money:
        a. With a remaining maturity of one year or less                                 2332.             8,678           16.a
        b. With a remaining maturity of more than one year                               2333.         1,608,625           16.b
17.     Mortgage indebtedness and obligations under capitalized leases                   2910.             1,130           17.
18.     Bank's  liability on acceptances executed and outstanding                        2920.            41,230           18.
19.     Subordinated notes and debentures                                                3200.               195           19.
20.     Other liabilities (from Schedule RC-G)                                           2930.           495,009           20.
21.     Total liabilities (sum of items 13 through 20)                                   2948.        15,857,453           21.
22.     Limited-life preferred stock and related surplus                                 3282.                 0           22.


EQUITY CAPITAL
                                                                                         RCFD
23.     Perpetual preferred stock and related surplus                                    3838.                 0           23.
24.     Common stock                                                                     3230.           100,000           24.
25.     Surplus (exclude all surplus related to preferred stock)                         3839.           606,409           25.
26.     a.      Undivided profits and capital reserves                                   3632.           488,915           26.a
        b.      Net unrealized holding gains (losses) on available-for-sale securities   8434.             6,508           26.b
27.     Cumulative foreign currency translation adjustments                              3284.              (346)          27.
28.     Total equity capital (sum of items 23 through 27)                                3210.         1,201,486           28.
29.     Total liabilities, limited-life preferred stock, and equity capital (sum of
        items 21, 22, and 28)                                                            3300.        17,058,939           29.

Memorandum
To be reported only with the March Report of Condition.

1.      Indicate in the box at the right the number of the statement below that best
        describes the most comprehensive level of auditing work performed for the        RCFD            Number
        bank by independent external auditors as of any date during 1995                 6724.              N/A             M.1


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4  = Directors' examination of the bank performed by other external auditors
     (may be required by state chartering authority)

5  = Review of the bank's financial statements by external auditors

6  = Compilation of the bank's financial statements by external auditors

7  = Other audit procedures (excluding tax preparation work)

8  = No external audit work

------------------------------
1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 3
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208        13

Transit Number: 91000019

Schedule RC-A - Cash and Balances Due Prom Depository Institutions

Exclude assets held for trading.
                                                                            C405

                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                                     (Column A)            (Column B)
                                                                 Consolidated Bank       Domestic Offices
                                                                 -----------------       ----------------
1.      Cash items in process of collection, unposted             RCFD                    RCON
        debits, and currency and coin                             0022       999,661                            1.
        a.      Cash items in process of collection and unposted
                debits                                                                    0020.     899,481     1.a
        b.      Currency and coin                                                         0080.     100,159     1.b
2.      Balances due from depository institutions in the U.S.                             0082.      39,099     2.
        a.      U.S. branches and agencies of foreign banks
                (including their IBFS)                             0083.           0                            2.a
        b.      Other commercial banks in the U.S. and other
                depository institutions in the U.S. (including
                their IBFS)                                        0085.      39,429                            2.b
3.      Balances due from banks in foreign countries and
        foreign central banks                                                             0070.      10,662     3.
        a.      Foreign branches of other U.S. banks               0073       10,662                            3.a
        b.      Other banks in foreign countries and foreign
                central banks                                      0074.         302                            3.b
4.      Balances due from Federal Reserve Banks                    0090.     344,374      0090.     343,988     4.
5.      Total (sum of items 1 through 4) (total of column A
        must equal Schedule RC, sum of items 1.a and 1.b)          0010.   1,394,428      0010.   1,393,389     5.


Memorandum

                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
1.      Noninterest-bearing balances due from commercial banks in the U.S.                RCON
        (included in item 2, column B above)                                              0050.      38,228     M.1



Schedule RC-B - Securities

Exclude assets held for trading.
                                                                            C410

                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                             Held-to-maturity                            Available-for-sale
                                      (Column A)      (Column B)           (Column C)         (Column D)
                                    Amortized Cost    Fair Value          Amortized Cost      Fair Value  (1)
                                    --------------    ----------          --------------      ----------  ---
1.      U.S. Treasury               RCFD            RCFD                  RCFD             RCFD
        securities                  0211.     0     0213.          0      1286.   462,175  1287.   461,205       1.
2.      U.S. Government
        agency and
        corporation
        obligations (exclude
        mortgage-backed
        securities):
        a.      Issued by U.S.
                Government          RCFD            RCFD                  RCFD             RCFD
                agencies (2)        1289.     0     1290.          0      1291.        0   1293.         0      2.a
        b.      Issued by U.S.
                Government-
                sponsored
                agencies (3)        1294.     0     1295.          0      1297.    7,620   1298.      7,610      2.b


(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2)  Includes Small Business Administration "Guaranteed Loan Pool
     Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 4
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208         14

Transit Number: 91000019

Schedule RC-B - Continued

                                                                         Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------
                                        Held-to-maturity                     Available-for-sale
                                (Column A)          (Column B)       (CoLumn C)        (Column D)
                              Amortized Cost        Fair Value      Amortized Cost     Fair Value(1)
                              --------------        ----------      --------------     -------------

3. Securities issued by
   states and political
   subdivisions in the U.S.:
   a.     General            RCFD                 RCFD            RCFD              RCFD
          obligations        1676.        0       1677.   0       1678.     24,077  1679.   24,926  3.a
   b.     Revenue
          obligations        1681.        0       1686.   0       1690.     74,801  1691.   79,315  3.b
   c.     Industrial
          development
          and similar
          obligations        1694.        0       1695.   0       1696.      4,508  1697.    5,281  3.c
4. Mortgage-backed
   securities (MBS):
   a. Pass-through
      securities:
      (1)     Guaranteed
              by GNMA        1698.        0       1699.   0       1701.    111,037  1702.  111,448  4a1
      (2)     Issued by
              FNMA and
              FHLMC          1703.        0       1705.   0       1706.    512,645  1707.  518,347  4a2
      (3)     Other pass-
              through
              securities     1709.        0       1710.   0       1711.          0  1713.        0  4a3
  b. Other mortgage-
     backed securities
     (include CMOs,
     REMICs, and
     stripped MBS):
     (1)     Issued or
           guaranteed
           by FNMA,
           FHLMC, or         RCFD                 RCFD            RCFD              RCFD
           GNMA              1714.        0       1715.   0       1716.     27,944  1717.   27,169  4b1
   (2)     Collateralized
           by MBS issued
           or guaranteed
           by FNMA,
           FHLMC,            RCFD                 RCFD            RCFD              RCFD
           or GNMA           1718.        0       1719.   0       1731.         70  1732.       70  4b2
   (3)     All other
           mortgage-
           backed
           securities        1733.        0       1734.   0       1735.      3,061  1736.    3,067  4b3
5. Other debt securities:
   a.      Other domestic
           debt              RCFD                 RCFD            RCFD              RCFD
           securities        1737.        0       1738.   0       1739.      2,170  1741.    2,192  5.a
   b.      Foreign debt
           securities        1742.        0       1743.   0       1744.          0  1746.        0  5.b
6. Equity securities:
   a.      Investments
           in mutual         RCFD                 RCFD            RCFD              RCFD
           funds                                                  1747.      2,909  1748.    2,909  6.a
   b.      Other equity
           securities
           with readily
           determinable
           fair values                                            1749.          0  1751.        0  6.b
   c.       All other
           equity
           securities(1)                                          1752.    211,950  1753.  211,950  6.c
7. Total (sum of items
   1 through 6)(total
   of column A must
   equal Schedule RC,
   item 2.a)(total
   of column D must
   equal Schedule RC,
   item 2.b)                 1754.         0      1771.   0       1772. 1,444,967   1773. 1,455,489  7.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 5
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208        15


Transit Number: 91000019

Schedule RC-B - Continued

Memoranda
                                                                            C412

                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            RCFD
1.  Pledged securities (2)                                                                  0416.          152,885       M.1
2.  Maturity and repricing data for debt securities (2,3,4)(excluding those in nonaccrual status):
    a.      Fixed rate debt securities with a remaining maturity of:
            (1)     Three months or less                                                    0343.          112,673       M.2.a1
            (2)     Over three months through 12 months                                     0344.            8,228       M.2.a2
            (3)     Over one year through five years                                        0345.          168,235       M.2.a3
            (4)     Over five years                                                         0346.          768,024       M.2.a4
            (5)     Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
                    through 2.a.(4))                                                        0347.        1,057,160       M.2.a5
    b.      Floating rate debt securities with a repricing frequency of:
            (1)     Quarterly or more frequently                                            4544.          101,596       M.2.bl
            (2)     Annually or more frequently, but less frequently than quarterly         4545.           81,874       M.2.b2
            (3)     Every five years or more frequently, but less frequently than annually  4551.                0       M.2.b3
            (4)     Less frequently than every five years                                   4552.                0       M.2.b4
            (5)     Total floating rate debt securities (sum of Memorandum items 2.b.(1)
                    through 2.b.(4))                                                        4553.          183,470       M.2.b5
    c.      Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D,
            minus nonaccrual debt securities included in Schedule RC-N, item 9, column C)   0393.        1,240,630       M.2.c
3.  Not applicable
4.  Held-to-maturity debt securities restructured and in compliance with modified terms
    (included in Schedule RC-B, items 3 through 5, column A, above)                         5365.                0       M.4
5.  Not applicable
6.  Floating rate debt securities with a remaining maturity of one year or less (2,4)
    (included in Memorandum items 2.b.(1) through 2.b.(4) above)                            5519.              947       M.6
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at
    date of sale or transfer)                                                               1778.                0       M.7
8.  High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
    a.      Amortized cost                                                                  8780.               92       M.8.a
    b.      Fair value                                                                      8781.               95       M.8.b
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
    a.      Amortized cost                                                                  8782.            2,601       M.9.a
    b.      Fair value                                                                      8783.            2,600       M.9.b

-----------------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, commen stock; and preferred stock.

(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 6
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208
                                                                                      16
Transit Number: 91000019

Schedule RC-C - Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                            C415

                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       (Column A)          (Column B)
                                                                                       Consolidated
                                                                                RCFD       Bank    RCON Domestic Offices
                                                                                ----       ----    ---- ----------------
1.      Loans secured by real estate                                            1410.   3,323,203                          1.
        a.      Construction and land development                                                  1415.    58,017         1.a
        b.      Secured by farmland (including farm residential and
                        other improvements)                                                        1420.     1,122         1.b
        c.      Secured by 1-4 family residential properties:
                (1)     Revolving, open-end loans secured by 1-4 family
                        residential properties and extended under lines
                        of credit                                                                  1797.   114,236         1.cl
                (2)     All other loans secured by 1-4 family
                        residential properties:
                        (a)     Secured by first liens                                             5367. 2,244,850         1.c2a
                        (b)     Secured by junior liens                                            5368.   445,882         1.c2b
        d.      Secured by multifamily (5 or more) residential
                        properties                                                                 1460.    56,384         1.d
        e.      Secured by nonfarm nonresidential properties                                       1480.   402,712         1.e
2.      Loans to depository institutions:
        a.      To commercial banks in the U.S.                                                    1505.    48,971         2.a
                (1)     To U.S. branches and agencies of foreign banks          1506.           0                          2.a1
                (2)     To other commercial banks in the U.S.                   1507.      58,712                          2.a2
        b.      To other depository institutions in the U.S.                    1517.           0  1517.         0         2.b
        c.      To banks in foreign countries                                                      1510.       298         2.c
                (1)     To foreign branches of other U.S. banks                 1513.           0                          2.c1
                (2)     To other banks in foreign countries                     1516.      59,495                          2.c2
3.      Loans to finance agricultural production and other
        Loans to farmers                                                        1590.       4,146  1590.     4,146         3.
4.      Commercial and industrial loans:
        a.      To U.S. addressees (domicile)                                   1763.   3,166,427  1763. 3,161,189         4.a
        b.      To non-U.S. addressees (domicile)                               1764.      53,355  1764.       150         4.b
5.      Acceptances of other banks:
        a.      Of U.S. banks                                                   1756.           0  1756.         0         5.a
        b.      Of foreign banks                                                1757.       3,027  1757.     3,027         5.b
6.      Loans to individuals for household, family, and other
        personal expenditures (i.e., consumer loans) (includes
        purchased paper)                                                                           1975. 1,051,711         6.
        a.      Credit cards and related plans (includes check
                credit and other revolving credit plans)                        2008.     218,523                          6.a
        b.      Other (includes single payment, installment, and all
                student loans)                                                  2011.     833,968                          6.b
7.      Loans to foreign governments and official institutions
        (including foreign central banks)                                       2081.       5,000  2081.     5,000         7.
8.      Obligations (other than securities and leases) of
        states and political subdivisions in the U.S. (includes
        nonrated industrial development obligations)                            2107.      22,132  2107.    22,132         8.
9.      Other loans                                                             1563.     578,548                          9.
        a.      Loans for purchasing or carrying securities (secured
                and unsecured)                                                                     1545.    44,173         9.a
        b.      All other loans (exclude consumer loans)                                           1564.   534,375         9.b
10.     Lease financing receivables (net of unearned income)                                       2165.   629,992        10.
        a.      Of U.S. addressees (domicile)                                   2182.     629,992                         10.a
        b.      Of non-U.S. addressees (domicile)                               2183.           0                         10.b
11.     LESS: Any unearned income on loans reflected in items
        1-9 above                                                               2123.       2,763  2123.     1,875        11.
12.     Total loans and leases, net of unearned income (sum of
        items 1 through 10 minus item 11) (total of column A
        must equal Schedule RC, item 4.a)                                       2122.   8,953,765  2122.  8,826,492       12.



Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 7
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208          17

Transit Number: 91000019

Schedule RC-C - Continued

Part I. Continued
Memoranda

                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                               (Column A)                (Column B)
                                                                              Consolidated  Bank        Domestic  Offices
                                                                              ------------------        -----------------
                                                                            RCFD                      RCON
                                                                            ----                      ----
1.      Commercial paper included in Schedule RC-C, part I,
        above                                                               1496.             0       1496.           0       M.1
2.      Loans and leases restructured and in compliance with
        modified terms (included in Schedule RC-C, part I,
        above, and not reported as past due or nonaccrual
        in Schedule RC-N, Memorandum item 1):
        a.      Loans secured by real estate:
                (1) To U.S. addressees (domicile)                           1687.             0       M.2.a1
                (2) To non-U.S. addressees (domicile)                       1689.             0       M.2.a2
        b.      All other loans and all lease financing receivables
                (exclude loans to individuals for household, family,
                and other personal expenditures)                            8691.             0       M.2.b
        c.      Commercial and industrial loans to and lease
                financing receivables of non-U.S. addressees
                (domicile) included in Memorandum item 2.b above            8692.             0       M.2.c
3.      Maturity and repricing data for loans and leases (1)
        (excluding those in nonaccrual status):
        a.      Fixed rate loans and leases with a remaining maturity
                of:
                (1) Three months or less                                    0348.     3,452,096       M.3.a1
                (2) Over three months through 12 months                     0349.       653,785       M.3.a2
                (3) Over one year through five years                        0356.     1,757,203       M.3.a3
                (4) Over five years                                         0357.       825,373       M.3.a4
                (5) Total fixed rate Loans and leases (sum of
                    Memorandum items 3.a.(1) through 3.a.(4))               0358.     6,688,457       M.3.a5
        b.      Floating rate loans with a repricing frequency of:
                (1) Quarterly or more frequently                            4554.     1,912,494       M.3.b1
                (2) Annually or more frequently, but less frequently
                    than quarterly                                          4555.       277,079       M.3.b2
                (3) Every five years or more frequently, but less
                    frequently than annually                                4561.        35,110       M.3.b3
                (4) Less frequently than every five years                   4564.             0       M.3.b4
                (5) Total floating rate loans (sum of Memorandum
                    items 3.b.(1) through 3.b.(4))                          4567.     2,224,683       M.3.b5
        c.      Total loans and leases (sum of Memorandum items
                3.a.(5) and 3.b.(5)) (must equal the sum of total
                loans and leases, net, from Schedule RC-C, part I,
                item 12, plus unearned income from Schedule RC-C,
                part I, item 11, minus total nonaccrual loans and
                leases from Schedule RC-N, sum of items 1 through 8,
                column C)                                                   1479.     8,913,140       M.3.c
        d.      Floating rate loans with a remaining maturity of
                one year or less (included in Memorandum items 3.b.(1)
                through 3.b.(4) above)                                      A246.       765,643       M.3.d
4.      Loans to finance commercial real estate, construction,
        and land development activities (not secured by real
        estate) included in Schedule RC-C, part I, items 4 and
        9, column A, page RC-6 (2)                                          2746.             0       M.4
5.      Loans and leases held for sale (included in
        Schedule RC-C, part I, above)                                       5369.     1,655,120       M.5
6.      Adjustable rate closed-end loans secured by first liens
        on 1-4 family residential properties (included in
        Schedule RC-C, part I, item 1.c.(2)(a), column B,
        page RC-6)                                                                                   5370.       285,781       M.6

----------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.

(2)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 8
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208        18

Transit Number: 91000019

Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                            C420

                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                             RCON
1.      U.S. Treasury securities in domestic offices                                         3531.          N/A      1.
2.      U.S. Government agency and corporation obligations in domestic offices (exclude
        mortgage-backed securities)                                                          3532.          N/A      2.
3.      Securities issued by states and political subdivisions in the U.S. in domestic
        offices                                                                              3533.          N/A      3.
4.      Mortgage-backed securities (MBS) in domestic offices:
        a.      Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA         3534.              0    4.a
        b.      Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
                GNMA (include CMOs, REMICs, and stripped MBS)                                3535.          N/A      4.b
        c.      All other mortgage-backed securities                                         3536.          N/A      4.c
5.      Other debt securities in domestic offices                                            3537.          N/A      5.
6.      Certificates of deposit in domestic offices                                          3538.          N/A      6.
7.      Commercial paper in domestic offices                                                 3539.          N/A      7.
8.      Bankers acceptances in domestic offices                                              3540.          N/A      8.
9.      Other trading assets in domestic offices                                             3541.          N/A      9.
10.     Trading assets                                                                       RCFN
        in foreign offices                                                                   3542.          N/A     10.
11.     Revaluation gains on interest rate, foreign exchange rate, and other commodity and
        equity contracts:                                                                    RCON
        a.      In domestic offices                                                          3543.          15,027  11.a
        b.      In foreign                                                                   RCFN
                offices                                                                      3544.          N/A     11.b
12.     Total trading assets (sum of items 1 through 11)                                     RCFD
        (must equal Schedule RC, item 5)                                                     3545.          15,027  12.

LIABILITIES
13.     Liability for short positions                                                        3546.          N/A     13.
14.     Revaluation losses on interest rate, foreign exchange rate, and other commodity and
        equity contracts                                                                     3547.          13,619  14.
15.     Total trading liabilities (sum of items 13 and 14)(must equal Schedule RC,
        item 15.b)                                                                           3548.          13,619  15.



Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 9
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208         19

Transit Number: 91000019

Schedule RC-E - Deposit Liabilities

Part I.  Deposits in Domestic Offices
                                                                            C425

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Transaction Accounts                    Nontransaction Accounts
                                                           (Column A)                 (Column B)                 (Column C)
                                                        Total transaction         Memo: Total demand
                                                     accounts (including total  deposits (included in      Total nontransaction
                                                          demand deposits)            column A)            accounts(including MMDAs)
                                                          ----------------            ---------            -------------------------
Deposits of:                                              RCON                    RCON                RCON
1.      Individuals, partnerships and corporations        2201.    3,130,258      2240.   2,671,364   2346    4,551,799    1.
2.      U.S. Government                                   2202.       26,868      2280.      26,868   2520            0    2.
3.      States and political subdivisions in
        the U.S.                                          2203.       44,065      2290.      41,392   2530        9,391    3.
4.      Commercial banks in the U.S.                      2206.      397,081      2310.     397,081   2550            0    4.
5.      Other depository institutions in the U.S.         2207.        5,330      2312.       5,330   2349            0    5.
6.      Banks in foreign countries                        2213.       10,204      2320.      10,204   2236            0    6.
7.      Foreign governments and official institu-
        tions (including foreign central banks)           2216.            0      2300.           0   2377            0    7.
8.      Certified and official checks                     2330.       37,551      2330.      37,551                        8.
9.      Total (sum of items 1 through 8) (sum of
        columns A and C must equal Schedule RC,
        item 13.a)                                        2215.    3,651,357      2210.   3,189,790   2385    4,561,190    9.

Memoranda

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1.      Selected components of total deposits (i.e., sum of item 9, columns A and C):                 RCON
        a.      Total Individual Retirement Accounts (IRAS) and Keogh Plan accounts                   6835.     552,931       M.1.a
        b.      Total brokered deposits                                                               2365.           0       M.1.b
        c.      Fully insured brokered deposits (included in Memorandum item 1.b above):
                (1)     Issued in denominations of less than $100,000                                 2343.           0       M.1.c1
                (2)     Issued either in denominations of $100,000 or in denominations greater than
                        $100,000 and participated out by the broker in shares of $100,000 or less     2344.           0       M.1.c2
        d.      Maturity data for brokered deposits:
                (1)     Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item
                        1.c.(1) above)                                                                A243.           0       M.1.d1
                (2)     Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item
                        1.b above)                                                                    A244.           0       M.1.d2
        e.      Preferred deposits (uninsured deposits of states and political subdivisions in the
                U.S. reported in item 3 above which are secured or collateralized as required under
                state law)                                                                            5590.      45,953       M.1.e
2.      Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
        a.      Savings deposits:
                (1)     Money market deposit accounts (MMDAs)                                         6810.   1,630,108       M.2.a1
                (2)     Other savings deposits (excludes MMDAs)                                       0352.     969,406       M.2.a2
        b.      Total time deposits of less than $100,000                                             6648.   1,770,590       M.2.b
        c.      Time certificates of deposit of $100,000 or more                                      6645.     175,060       M.2.c
        d.      Open-account time deposits of $100,000 or more                                        6646.      16,026       M.2.d
3.      All NOW accounts (included in column A above)                                                 2398.     461,567       M.3
4.      Not applicable



Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 10
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208        20

Transit Number: 91000019

Schedule RC-E - Continued

Part I. Continued


Memoranda (Continued)

                                                                                     Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
5.  Maturity and repricing data for time deposits of less than $100,000 (sum of Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above): (1)
    a.      Fixed rate time deposits of less than $100,000 with a remaining maturity of:     RCON
            (1) Three months or less                                                         A225. 364,202  M.5.a1
            (2) Over three months through 12 months                                          A226. 703,665  M.5.a2
            (3) Over one year                                                                A227. 702,723  M.5.a3
    b. Floating rate time deposits of less than $100,000 with a repricing frequency of:
            (1) Quarterly or more frequently                                                 A228.       0  M.5.b1
            (2) Annually or more frequently, but less frequently than quarterly              A229.       0  M.5.b2
            (3) Less frequently than annually                                                A230.       0  M.5.b3
    c. Floating rate time deposits of less than $100,000 with a remaining maturity of
            one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above)    A231.       0  M.5.c
6.  Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of
    $100,000 or more) (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above): (1)
    a.      Fixed rate time deposits of $100,000 or more with a remaining maturity of:
            (1) Three months or less                                                         A232.  58,200  M.6.a1
            (2)     Over three months through 12 months                                      A233.  60,996  M.6.a2
            (3)     Over one year through five years                                         A234.  61,459  M.6.a3
            (4)     Over five years                                                          A235.  10,431  M.6.a4
    b. Floating rate time deposits of $100,000 or more with a repricing frequency of:
            (1)     Quarterly or more frequently                                             A236.       0  M.6.b1
            (2)     Annually or more frequently, but less frequently than quarterly          A237.       0  M.6.b2
            (3)     Every five years or more frequently, but less frequently than annually   A238.       0  M.6.b3
            (4)     Less frequently than every five years                                    A239.       0  M.6.b4
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of
      one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above)          A240.       0  M.6.c

--------------

(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 11
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208        21

Transit Number: 91000019


Schedule RC-E - Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
Deposits of:                                                                                   RCFN
1.      Individuals, partnerships, and corporations                                            2621.    444,832     1.
2.      U.S. banks (including IBFs and foreign branches of U.S. banks)                         2623.  1,558,691     2.
3.      Foreign banks (including U.S. branches and agencies of foreign banks,
        including their IBFs)                                                                  2625.     28,156     3.
4.      Foreign governments and official institutions (including foreign central banks)        2650.          0     4.
5.      Certified and official checks                                                          2330.        128     5.
6.      All other deposits                                                                     2668.        110     6.
7.      Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)                   2200.  2,031,917     7.


Memorandum

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                               RCFN
1.      Time deposits with a remaining maturity of one year or less (included in Part II,
        item 7 above)                                                                          A245.  2,014,387    M.1




Schedule RC-F - Other Assets
                                                                            C430

                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                               RCFD
1.      Income earned, not collected on loans                                                  2164.     54,809    1.
2.      Net deferred tax assets (1)                                                            2148.          0    2.
3.      Excess residential mortgage servicing fees receivable                                  5371.          0    3.
4.      Other (itemize and describe amounts that exceed 25% of this item)                      2168.    493,069    4.
                TEXT                                               RCFD
        a.      3549:  LOAN & FEE PAYMENTS RECEIVABLE-AFFILIATE    3549.       337,097                             4.a
        b.      3550:  ACCOUNTS RECEIVABLE-AFFILIATE               3550.        46,871                             4.b
        c.      3551:                                              3551.           N/A                             4.c
5.      Total (sum of items 1 through 4) (must equal Schedule RC, item 11)                     2160.    547,878    5.

Memorandum

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                               RCFD
1.      Deferred tax assets disallowed for regulatory capital purposes                         5610.          0    M.1

 Schedule RC-G - Other Liabilities
                                                                            C435

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                        RCON
1.      a.      Interest accrued and unpaid on deposits in domestic offices (2)         3645.            32,541   1.a
        b.      Other expenses accrued and unpaid (includes accrued                     RCFD
                income taxes payable)                                                   3646.           316,713   1.b
2.      Net deferred tax liabilities (1)                                                3049.           122,851   2.
3.      Minority interest in consolidated subsidiaries                                  3000.             1,097   3.
4.      Other (itemize and describe amounts that exceed 25% of this item)               2938.            21,807   4.
                TEXT                                              RCFD
        a.      3552:                                             3552.      N/A                                  4.a
        b.      3553:                                             3553.      N/A                                  4.b
        c.      3554:                                             3554.      N/A                                  4.c
5.      Total (sum of items 1 through 4) (must equal Schedule RC, item 20)              2930.           495,009   5.


(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2)  For savings banks, include "dividends" accrued and unpaid on deposits.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 12
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208      22

Transit Number: 91000019


Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

                                                                            C440

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                                 Domestic Offices
                                                                                                 ----------------
                                                                                             RCON
1.      Customers' liability to this bank on acceptances outstanding                         2155.     20,907    1.
2.      Bank's liability on acceptances executed and outstanding                             2920.     20,907    2.
3.      Federal funds sold and securities purchased under agreements to resell               1350.  4,715,212    3.
4.      Federal funds purchased and securities sold under agreements to repurchase           2800.  3,130,492    4.
5.      Other borrowed money                                                                 3190.  1,617,303    5.
        EITHER
6.      Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs          2163.     N/A       6.
        OR
7.      Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs            2941.  1,915,823    7.
8.      Total assets (excludes net due from foreign offices, Edge and Agreement
        subsidiaries, and IBFs)                                                              2192. 16,912,226    8.
9.      Total liabilities (excludes net due to foreign offices, Edge and Agreement
        subsidiaries, and IBFs)                                                              3129. 13,794,917    9.

Items 10 - 17 include held-to-maturity and available-for-sale securities in domestic offices.
10.     U.S. Treasury securities                                                             1779.    461,205   10.
11.     U.S. Government agency and corporation obligations (excludes mortgage-backed
        securities)                                                                          1785.      7,610   11.
12.     Securities issued by states and political subdivisions in the U.S.                   1786.    109,522   12.
13.     Mortgage-backed securities (MBS):
        a.      Pass-through securities:
                (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                             1787.    629,795   13.a.1
                (2) Other pass-through securities                                            1869.          0   13.a.2
        b.      Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
                (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                             1877.     27,169   13.b.1
                (2) All other mortgage-backed securities                                     2253.      3,137   13.b.2
14.     Other domestic debt securities                                                       3159.      2,192   14.
15.     Foreign debt securities                                                              3160.          0   15.
16.     Equity securities:
        a.      Investments in mutual funds                                                  3161.      2,909   16.a
        b.      Other equity securities with readily determinable fair values                3162.          0   16.b
        c.      All other equity securities                                                  3169.    211,950   16.c
17.     Total held-to-maturity and available-for-sale securities (sum of items 10 through
        16)                                                                                  3170.  1,455,489   17.


Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
EITHER
1. Net due from the IBF of the domestic offices of the reporting bank                        3051.     N/A      M.1
   OR
2. Net due to the IBF of the domestic offices of the reporting bank                          3059.         0    M.2



Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 13
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208      23

Transit Number: 91000019

Schedule RC-I - Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.
                                                                            C445

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                               RCFN
                                                                                               ----
1.      Total IBF assets of the consolidated bank (component of Schedule RC, item 12)          2133.    N/A         1.
2.      Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
        item 12, column A)                                                                     2076.    N/A         2.
3.      IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
        column A)                                                                              2077.    N/A         3.
4.      Total IBF liabilities (component of Schedule RC, item 21)                              2898.    N/A         4.
5.      IBF deposit liabilities due to banks, including other IBFS (component of Schedule
        RC-E, part II, items 2 and 3)                                                          2379.    N/A         5.
6.      Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5,
        and 6)                                                                                 2381.    N/A         6.


Schedule RC-K - Quarterly Averages (1)
                                                                            C455

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                  RCFD
1.      Interest-bearing balances due from depository institutions                                      3381.       3,680     1.
2.      U.S. Treasury securities and U.S. Government agency and corporation obligations(2)              3382.     988,625     2.
3.      Securities issued by states and political subdivisions in the U.S.(2)                           3383.     104,033     3.
4.      a.      Other debt securities(2)                                                                3647.       6,479     4.a
        b.      Equity securities (3)(includes investments in mutual funds and Federal Reserve
                stock)                                                                                  3648.     218,933     4.b
5.      Federal funds sold and securities purchased under agreements to resell in domestic
        offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs                     3365.   3,841,271     5.
6.      Loans:
        a.      Loans in domestic offices:                                                              RCON
                (1)     Total loans                                                                     3360.  10,060,379     6.a.1
                (2)     Loans secured by real estate                                                    3385.   4,722,587     6.a.2
                (3)     Loans to finance agricultural production and other loans to farmers             3386.       9,381     6.a.3
                (4)     Commercial and industrial loans                                                 3387.   3,668,950     6.a.4
                (5)     Loans to individuals for household, family, and other personal expenditures     3388.   1,051,143     6.a.5
        b.      Total loans in foreign offices, Edge and Agreement subsidiaries,                        RCFN
                and IBFs                                                                                3360.     143,991     6.b
7.      Trading                                                                                         RCFD
        assets                                                                                          3401.     111,738     7.
8.      Lease financing receivables (net of unearned income)                                            3484.     625,982     8.
9.      Total assets(4)                                                                                 3368.  16,506,469     9.
LIABILITIES
10.     Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS
        accounts, and telephone and preauthorized transfer accounts) (exclude demand                    RCON
        deposits)                                                                                       3485.     312,038    10.
11.     Nontransaction accounts in domestic offices:
        a. Money market deposit accounts (MMDAs)                                                        3486.   1,637,139    11.a
        b. Other savings deposits                                                                       3487.   1,115,803    11.b
        c. Time certificates of deposit of $100,000 or more                                             3345.     180,789    11.c
        d. All other time deposits                                                                      3469.   1,828,618    11.d
12.     Interest-bearing deposits in foreign offices, Edge and Agreement                                RCFN
        subsidiaries, and IBFs                                                                          3404.   1,735,212    12.
13.     Federal funds purchased and securities sold under agreements to repurchase in                   RCFD
        domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs            3353.   3,252,570    13.
14.     Other borrowed money                                                                            3355.   1,670,505    14.

------------------

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC    031
Sixth Street and Marquette Avenue                                             Page  RC- 14
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208      24

Transit Number: 91000019

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                            C460

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
1.      Unused commitments:
        a.      Revolving, open-end lines secured by 1-4 family residential properties,               RCFD
                e.g., home equity lines                                                               3814.   170,734       1.a
        b.      Credit card lines                                                                     3815.         0       1.b
        c.      Commercial real estate, construction, and land development:
                (1)     Commitments to fund loans secured by real estate                              3816.    80,684       1.c.1
                (2)     Commitments to fund loans not secured by real estate                          6550.       150       1.c.2
        d.      Securities underwriting                                                               3817.         0       1.d
        e.      Other unused commitments                                                              3818. 3,650,754       1.e
2.      Financial standby letters of credit and foreign office guarantees                             3819.   841,133       2.
        a.      Amount of financial standby letters of credit                       RCFD
                conveyed to others                                                  3820.   320,471                         2.a
3.      Performance standby letters of credit and foreign office guarantees                           3821.    75,678       3.
        a.      Amount of performance standby letters of credit                     RCFD
                conveyed to others                                                  3822.    27,020                         3.a
4.      Commercial and similar letters of credit                                                      3411.   334,387       4.
5.      Participations in acceptances (as described in the instructions) conveyed to others
        by the reporting bank                                                                         3428.         0       5.
6.      Participations in acceptances (as described in the instructions) acquired by the
        reporting (nonaccepting) bank                                                                 3429.         0       6.
7.      Securities borrowed                                                                           3432. 3,486,560       7.
8.      Securities lent (including customers' securities lent where the customer is
        indemnified against loss by the reporting bank)                                               3433.   261,954       8.
9.      Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
        a.      FNMA and FHLMC residential mortgage loan pools:
                (1)     Outstanding principal balance of mortgages transferred as of the
                        report date                                                                   3650.    22,947       9.a.1
                (2)     Amount of recourse exposure on these mortgages as of the report date          3651.    22,947       9.a.2
        b.      Private (nongovernment-issued or guaranteed) residential mortgage loan pools:
                (1)     Outstanding principal balance of mortgages transferred as of the report date  3652.         0       9.b.1
                (2)     Amount of recourse exposure on these mortgages as of the report date          3653.         0       9.b.2
        c.      Farmer Mac agricultural mortgage loan pools:
                (1)     Outstanding principal balance of mortgages transferred as of the report date  3654.         0       9.c.1
                (2)     Amount of recourse exposure on these mortgages as of the report date          3655.         0       9.c.2
        d. Small business obligations transferred with recourse under Section 208 of the
           Riegle Community Development and Regulatory Improvement Act of 1994:
                (1) Outstanding principal balance of small business obligations transferred as
                        of the report date                                                            A249.         0       9.d.1
                (2) Amount of retained recourse on these obligations as of the report date            A250.         0       9.d.2
10.     When-issued securities:
        a.      Gross commitments to purchase                                                         3434.         0       10.a
        b.      Gross commitments to sell                                                             3435.         0       10.b
11.     Spot foreign exchange contracts                                                               8765.   282,774       11.
12.     All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
        (itemize and describe each component of this item over 25% of Schedule RC,
        item 28, "Total equity capital")                                                              3430.         0       12.
                TEXT    RCFD
        a.      3555:   3555        N/A                                                                                     12.a
        b.      3556:   3556        N/A                                                                                     12.b
        c.      3557:   3557        N/A                                                                                     12.c
        d.      3558:   3558        N/A                                                                                     12.d



Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 15
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208      25

Transit Number: 91000019

Schedule RC-L - Continued

                                                                                 Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------
13.     All other off-balance sheet assets (exclude off-balance sheet derivatives)
        (itemize and describe each component of this item over 25% of Schedule RC,
        item 28, "Total equity capital")                                               5591.      0      13.
                TEXT    RCON
        a.      5592:   5592.           N/A                                                              13.a
        b.      5593:   5593.           N/A                                                              13.b
        c.      5594:   5594.           N/A                                                              13.c
        d.      5595:   5595.           N/A                                                              13.d

                                                                            C461

                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                      (Column A           (Column B)       (Column C)         (Column D)
Off-balance Sheet                                                            Equity            Commodity
Derivatives                         Interest Rate      Foreign  Exchange   Derivative          And Other
Position Indicators                    Contracts          Contracts         Contracts          Contracts
-------------------                    ---------          ---------         ---------          ---------
14.     Gross amounts (e.g.,
        notional amounts)(for
        each column, sum of
        items 14.a through 14.e
        must equal sum of items
        15, 16.a, and 16.b):
        a.      Futures contracts          316,500               103                 0                   0       14.a
                                      RCFD 8693         RCFD 8694          RCFD 8695          RCFD 8696
        b.      Forward contracts                0           578,924                 0                   0       14.b
                                      RCFD 8697         RCFD 8698          RCFD 8699          RCFD 8700
        c.      Exchange-traded
                option contracts:
                (1)     Written
                        options                  0                 0                 0                   0       14.c1
                                      RCFD 8701         RCFD 8702          RCFD 8703          RCFD 8704
                (2)     Purchased
                        options                  0                 0                 0                   0       14.c2
                                      RCFD 8705         RCFD 8706          RCFD 8707          RCFD 8708
        d.      Over-the-counter
                option contracts:
                (1)     Written
                        options            421,925             6,058                 0                   0       14.d1
                                      RCFD 8709         RCFD 8710          RCFD 8711          RCFD 8712
                (2)     Purchased
                        options            798,767             8,058                 0                   0       14.d2
                                      RCFD 8713         RCFD 8714          RCFD 8715          RCFD 8716
        e.      Swaps                    3,776,092                 0                 0                 785       14.e
                                      RCFD 3450         RCFD 3826          RCFD 8719          RCFD 8720
15.     Total gross notional
        amount of derivative
        contracts held for
        trading                          2,723,213           593,143                 0                 785       15.
                                      RCFD A126         RCFD A127          RCFD 8723          RCFD 8724
16.     Total gross notional
        amount of derivative
        contracts held for
        purposes other than
        trading:
        a.      Contracts marked
                to market                        0                 0                 0                   0       16.a
                                     RCFD 8725       RCFD 8726             RCFD 8727          RCFD 8728
        b.      Contracts not
                marked to market         2,590,071                 0                 0                   0       16.b
                                     RCFD 8729       RCFD 8730             RCFD 8731          RCFD 8732

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 16
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208      26

Transit Number: 91000019

Schedule RC-L - Continued

                                                                             Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------
                                    (Column A)         (Column B)      (Column C)        (Column D)
Off-balance Sheet                                                        Equity           Commodity
Derivatives Position              Interest Rate    Foreign Exchange    Derivative         And Other
Indicators                          Contracts          Contracts        Contracts         Contracts
---------------------------------------------------------------------------------------------------------
17.     Gross fair
        values of
        derivative
        contracts:
        a.      Contracts
                held for
                trading:        RCFD           RCFD                RCFD            RCFD
                                ----           ----                ----            ----
                (1)     Gross
                        positive
                        fair
                        value   8733.   9,592  8734.        5,435   8735.       0  8736.          0       17.a1
                (2)     Gross
                        negative
                        fair
                        value   8737.   9,126  8738.        4,494   8739.       0  8740.          0       17.a2
        b.      Contracts
                held for
                purposes
                other than
                trading that
                are marked to
                market:
                (1)     Gross
                        positive
                        fair
                        value   8741.       0  8742.            0   8743.       0  8744.          0       17.b1
                (2)     Gross
                        negative
                        fair
                        value   8745.       0  8746.            0   8747.       0  8748.          0       17.b2
        c.      Contracts
                held for
                purposes
                other than
                trading that
                are not
                marked
                to market:
                (1)     Gross
                        positive
                        fair
                        value   8749.  14,172  8750.            0   8751.       0  8752.          0       17.c1
                (2)     Gross
                        negative
                        fair
                        value   8753.  67,038  8754.            0   8755.       0  8756.          0       17.c2

Memoranda

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RCFD
1.-2.   Not applicable
3.      Unused commitments with an original maturity  xceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of
        commitments that are fee paid or otherwise legally binding)                                    3833.   3,467,678       M.3
        a.      Participations in commitments with an original                                         RCFD
                maturity exceeding one year conveyed to others                                         3834 .     50,917       M.3a
4.      To be completed only by banks with $1 billion or more in total assets:
        Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. acdressees (domicile) included in Schedule RC-L,
        items 2 and 3, above                                                                           3377.      N/A          M.4
5.      Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
        a.      Loans to purchase private passenger automobiles (to be completed for the September
                report only)                                                                           2741.      N/A          M.5.a
        b.      Credit cards and related plans (TO BE COMPLETED QUARTERLY)                             2742.              0    M.5.b
        c.      All other consumer installment credit (including mobile home loans)(to be completed
                for the September report only)                                                         2743.      N/A          M.5.c



Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 17
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208      27

Transit Number: 91000019

Schedule RC-M - Memoranda
                                                                            C465

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1.      Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
        a.      Aggregate amount of all extensions of credit to all executive officers, directors,  RCFD
                principal shareholders, and their related interests                                 6164.        36,688       1.a
        b.      Number of executive officers, directors, and principal
                shareholders to whom the amount of all extensions of
                credit by the reporting bank (including extensions of
                credit to related interests) equals or exceeds the
                lesser of $ 500,000 or 5 percent of total capital     RCFD      Number
                as defined for this purpose in agency regulations     6165.          7                                        1.b
2.      Federal funds sold and securities purchased under agreements to resell with U.S.
        branches and agencies of foreign banks (1) (included in Schedule RC,
        items 3.a and 3.b)                                                                          3405.             0       2.
3.      Not applicable.
4.      Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
        a.      Mortgages serviced under a GNMA contract                                            5500.             0       4.a
        b.      Mortgages serviced under a FHLMC contract:
                (1)     Serviced with recourse to servicer                                          5501.             0       4.b.1
                (2)     Serviced without recourse to servicer                                       5502.             0       4.b.2
        c.      Mortgages serviced under a FNMA contract:
                (1)     Serviced under a regular option contract                                    5503.             0       4.c.1
                (2)     Serviced under a special option contract                                    5504.             0       4.c.2
        d.      Mortgages serviced under other servicing contracts                                  5505.       356,752       4.d
5.      To be completed only by banks with $1 billion or more in total assets:
        Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
        a.      U.S. addressees (domicile)                                                          2103.        32,497       5.a
        b.      Non-U.S. addressees (domicile)                                                      2104.         8,733       5.b
6.      Intangible assets:
        a.      Mortgage servicing rights                                                           3164.             0       6.a
        b.      Other identifiable intangible assets:
                (1)     Purchased credit card relationships                                         5506.             0       6.b.1
                (2)     All other identifiable intangible assets                                    5507.           448       6.b.2
        c.      Goodwill                                                                            3163.        13,368       6.c
        d.      Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)              2143.        13,816       6.d
        e.      Amount of intangible assets (included in item 6.b.(2) above) that have been
                grandfathered or are otherwise qualifying for regulatory capital purposes           6442.             0       6.e
7.      Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
        redeem the debt                                                                             3295.             0       7.


(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 18
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208      28

Transit Number: 91000019


Schedule RC-M - Continued

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
8.      a.      Other real estate owned:                                                                  RCFD
                (1)     Direct and indirect investments in real estate ventures                           5372.         0     8.a.1
                (2)     All other real estate owned:                                                      RCON
                        (a)     Construction and land development in domestic offices                     5508.         0     8.a.2a
                        (b)     Farmland in domestic offices                                              5509.         0     8.a.2b
                        (c)     1-4 family residential properties in domestic offices                     5510.     5,416     8.a.2c
                        (d)     Multifamily (5 or more) residential properties in domestic offices        5511.         0     8.a.2d
                        (e)     Nonfarm nonresidential properties in domestic offices                     5512.       127     8.a.2e
                        (f)     In foreign                                                                RCFN
                                offices                                                                   5513.         0     8.a.2f
                (3)     Total (sum of items 8.a.(1) and 8.a.(2))                                          RCFD
                        (must equal Schedule RC, item 7)                                                  2150.     5,543     8.a.3
        b.      Investments in unconsolidated subsidiaries and associated companies:
                (1)     Direct and indirect investments in real estate ventures                           5374.         0     8.b.1
                (2)     All other investments in unconsolidated subsidiaries and associated companies     5375.         0     8.b.2
                (3)     Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)         2130.         0     8.b.3
        c.      Total assets of unconsolidated subsidiaries and associated companies                      5376.         0     8.c
9.      Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
        item 23, "Perpetual preferred stock and related surplus"                                          3778.         0     9.
10.     Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party mutual funds):
                                                                                                          RCON
        a.      Money market funds                                                                        6441. 3,365,630    10.a
        b.      Equity securities funds                                                                   8427.         0    10.b
        c.      Debt securities funds                                                                     8428.         0    10.c
        d.      Other mutual funds                                                                        8429.    30,806    10.d
        e.      Annuities                                                                                 8430.    13,693    10.e
        f.      Sales of proprietary mutual funds and annuities (included in items 10.a through
                10.e above)                                                                               8784. 3,019,944    10.f


Memorandum

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1.      Interbank holdings of capital instruments (to be completed for the December report only):
                                                                                                         RCFD
        a.      Reciprocal holdings of banking organizations' capital instruments                        3836.     N/A       M.1.a
        b.      Nonreciprocal holdings of banking organizations' capital instruments                     3837.     N/A       M.1.b

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 19
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208      29

Transit Number: 91000019

Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                            C470

                                                                                                 Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                           (Column A)               (Column B)                Column C)
                                                    Past due 30 through 89    Past due 90 days or more        Nonaccrual
                                                    days and still accruing      and still accruing
                                                    -----------------------   ------------------------    -------------------
1.      Loans secured by real estate:                RCFD                     RCFD                       RCFD
        a.      To U.S. addressees (domicile)        1245.           30,342   1246.              1,293   1247.    7,755   1.a
        b.      To non-U.S. addressees (domicile)    1248.                0   1249.                  0   1250.        0   1.b
2.      Loans to depository institutions and
        acceptances of other banks:
        a.      To U.S. banks and other U.S.
                depository institutions              5377.                0   5378.                   0  5379.        0   2.a
        b.      To foreign banks                     5380.                0   5381.                   0  5382.        0   2.b
3.      Loans to finance agricultural production
        and other loans to farmers                   1594.                0   1597.                   0  1583.        6   3.
4.      Commercial and industrial loans:
        a.      To U.S. addressees (domicile)        1251.           46,986   1252.                 144  1253.   11,218   4.a
        b.      To non-U.S. addressees (domicile)    1254.                0   1255.                   0  1256.        0   4.b
5.      Loans to individuals for household,
        family, and other personal expenditures:
        a.      Credit cards and related plans       5383.              167   5384.                 689  5385.        0   5.a
        b.      Other (includes single payment,
                installment, and all student loans)  5386.           16,052   5387.               4,303  5388.      126   5.b
6.      Loans to foreign governments and
        official institutions                        5389.                0   5390.                   0  5391.        0   6.
7.      All other loans                              5459.               13   5460.                 116  5461.    7,814   7.
8.      Lease financing receivables:
        a.      Of U.S. addressees (domicile)        1257.                0   1258.                   0  1259.   16,469   8.a
        b.      Of non-U.S. addressees (domicile)    1271.                0   1272.                   0  1791.        0   8.b
9.      Debt securities and other assets (exclude
        other real estate owned and other
        repossessed assets)                          3505.                0   3506.                   0  3507.        0   9.

================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10.     Loans and leases reported in items 1
        through 8 above which are wholly or
        partially guaranteed by the U.S.             RCFD                     RCFD                       RCFD
        Government                                   5612.            1,472   5613.                  87  5614.      403  10.
        a. Guaranteed portion of loans and leases
           included in item 10 above                 5615.            1,189   5616.                  57  5617.      248  10.a

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC-20
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     30

Transit Number: 91000019

Schedule RC-N - Continued
Memoranda
                                                                            C473

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                             (Column A)                   (Column B)              (Column C)
                                                          Past due 30 through 89    Past due 90 days or more     Nonaccrual
                                                         days and still accruing      and still accruing
                                                         -----------------------      ------------------      -----------------
1.      Restructured loans and leases included in
        Schedule RC-N, items 1 through 8, above
        (and not reported in Schedule RC-C,                     RCFD                   RCFD                 RCFD
        Part I, Memorandum item 2)                              1658.          0       1659.        0       1661.       0    M.1

2.      Loans to finance commercial real estate,
        construction, and land development
        activities (not secured by real estate)
        included in Schedule RC-N, items 4 and
        7, above                                                6558.          0       6559.        0       6560.       0    M.2

3.      Loans secured by real estate in domestic
        offices (included in Schedule RC-N, item
        1, above):                                              RCON                   RCON                 RCON
        a.      Construction and land development               2759.         30       2769.        0       3492.      25    M.3a
        b.      Secured by farmland                             3493.          0       3494.        0       3495.       0    M.3b
        c.      Secured by 1-4 family residential
                properties:
                (l)     Revolving, open-end loans secured
                        by 1-4 family residential properties
                        and extended under lines of credit      5398.         49       5399.       93       5400.       0    M.3c1
                (2)     All other loans secured by 1-4
                        family residential properties           5401.     18,355       5402.    1,123       5403.   5,526    M.3c2
        d.      Secured by multifamily (5 or more)
                residential properties                          3499.          0       3500.        0       3501.     647    M.3d
        e.      Secured by nonfarm nonresidential
                properties                                      3502.     11,908       3503.       77       3504.   1,557    M.3e

                                                               (Column A)
                                                            Past due 30 through            (Column B)
                                                                 89 days             Past due 90 days or more
                                                         -----------------------     ------------------------
4.      Interest rate, foreign exchange rate, and
        other commodity and equity contracts:
        a.      Book value of amounts carried as                RCFD                   RCFD
                assets                                          3522.          0       3528.       0       M.4.a
        b.      Replacement cost of contracts with a
                positive replacement cost                       3529.          0       3530.       0       M.4.b



Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC- 21
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     31

Transit Number: 91000019

Schedule RC-O - Other Data for Deposit Insurance Assessments
                                                                            C475

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
1.      Unposted debits (see instructions):                                                       RCON
        a.      Actual amount of all unposted debits                                              0030.         N/A          1.a
                OR
        b.      Separate amount of unposted debits:
                (1)     Actual amount of unposted debits to demand deposits                       0031.              0       1.b1
                (2)     Actual amount of unposted debits to time and savings deposits (1)         0032.              0       1.b2
2.      Unposted credits (see instructions):
        a.      Actual amount of all unposted credits                                             3510.         N/A          2.a
                OR
        b.      Separate amount of unposted credits:
                (1)     Actual amount of unposted credits to demand deposits                      3512.              0       2.b1
                (2)     Actual amount of unposted credits to time and savings deposits (1)        3514.              0       2.b2
3.      Uninvested trust funds (cash) held in bank's own trust department (not included in
        total deposits in domestic offices)                                                       3520.              0       3.
4.      Deposits of consolidated subsidiaries in domestic offices and in insured branches in
        Puerto Rico and U.S. territories and possessions (not included in total deposits):
        a.      Demand deposits of consolidated subsidiaries                                      2211.         19,716       4.a
        b.      Time and savings deposits (1) of consolidated subsidiaries                        2351.              0       4.b
        c.      Interest accrued and unpaid on deposits of consolidated subsidiaries              5514.              0       4.c
5.      Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
        a.      Demand deposits in insured branches (included in Schedule RC-E, Part II)          2229.              0       5.a
        b.      Time and savings deposits (1) in insured branches (included in Schedule RC-E,
                Part II)                                                                          2383.              0       5.b
        c.      Interest accrued and unpaid on deposits in insured branches (included in
                Schedule RC-G, item 1.b)                                                          5515.              0       5.c


Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.

6.      Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
        a.      Amount reflected in demand deposits (included in Schedule RC-E, Part I, item      RCON
                4 or 5, column B)                                                                 2314.           375      6.a
        b.      Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
                Part I, item 4 or 5, column A or C, but not column B)                             2315.             0      6.b
7.      Unamortized premiums and discounts on time and savings deposits:(1)
        a.      Unamortized premiums                                                              5516.            46      7.a
        b.      Unamortized discounts                                                             5517.        84,070      7.b
8.      To be completed by banks with "Oakar deposits."
        Total "Adjusted Attributable Deposits" of all institutions acquired under
        Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC Oakar
        Transaction Worksheet(s))                                                                 5518.     2,403,177      8.
9.      Deposits in lifeline accounts                                                                                      9.
10.     Benefit-responsive "Depository Institution Investment Contracts" (included in total
        deposits in domestic offices)                                                             8432.             0     10.

-----------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC-22
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     32

Transit Number: 91000019

Schedule RC-O - Continued

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
1.      Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
        a.      Amount by which demand deposits would be reduced if reciprocal demand balances
                between the reporting bank and savings associations were reported on a net basis        RCON
                rather than a gross basis in Schedule RC-E                                              8785         0       11.a
        b.      Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were
                reported on a gross basis rather than a net basis in Schedule RC-E                      A181         0       11.b
        c.      Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of U.S. banks and savings
                associations in Schedule RC-E                                                           A182         0       11.c


Memoranda

(to be completed each quarter except as noted)                                                       Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1.      Total deposits in domestic offices of the bank
        (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
        a.      Deposit accounts of $100,000 or less:                                                  RCON
        (1)     Amount of deposit accounts of $100,000 or less                                         2702. 5,045,562       M.1a1
        (2)     Number of deposit accounts of $100,000 or less     RCON    Number
                (to be completed for the June report only)         3779.     N/A                                             M.1a2
        b.      Deposit accounts of more than $100,000:
        (1)     Amount of deposit accounts of more than $100,000                                       2710. 3,166,985       M.1b1
        (2)     Number of deposit accounts of more than            RCON    Number
                $100,000                                           2722.   6,225                                             M.1b2


2.      Estimated amount of uninsured deposits in domestic offices of the bank:
        a.      An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.
                Indicate in the appropriate box at the right whether your bank has a method or
                procedure for determining a better estimate of uninsured deposits than the             RCON    YES     NO
                estimate described above                                                               6861.           X     M.2.a
        b.      If the box marked YES has been checked, report the estimate of uninsured deposits
                determined by using your bank's method or procedure                                    5597.      N/A        M.2.b

                                                                            C477
--------------------------------------------------------------------------------

Person to whom questions about the Reports of Condition and Income should be directed:


BRIAN BARNETT, MANAGER OF BANK ACCOUNTING      (612) 667 - 8147

--------------------------------------------------------------------------------

Name and Title (TEXT 8901)       Area code/phone number/extension (TEXT 8902)

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC-23
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     33

Transit Number: 91000019

Schedule RC-R - Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1.   Test for determining the extent to which Schedule RC-R must be completed.                                        C480
     To be completed only by banks with total assets of less than $1 billion.          RCFD      YES     NO
     Indicate in the appropriate box at the right whether the bank has total           6056        N/A     1.
     capital greater than or equal to eight percent of adjusted total assets
          For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
          If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
          A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
NOTE: All banks are required to complete                               (Column A)                   (Column B)
items 2 and 3 below.  See optional                             Subordinated Debt (1) and
worksheet for items 3.a through 3.f.                                Intermediate Term           Other Limited-Life
                                                                     Preferred Stock            Capital Instruments
                                                                     ---------------            -------------------
2.      Subordinated debt(1) and other limited-life capital
        instruments (original weighted average maturity of at
        least five years) with a remaining maturity of:         RCFD                            RCFD
        a.      One year or less                                3780.          8                3786.              0       2.a
        b.      Over one year through two years                 3781.          8                3787.              0       2.b
        c.      Over two years through three years              3782.          8                3788.              0       2.c
        d.      Over three years through four years             3783.          8                3789.              0       2.d
        e.      Over four years through five years              3784.          8                3790.              0       2.e
        f.      Over five years                                 3785.        155                3791.              0       2.f

3.      Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable
        capital standards):                                                                     RCFD
        a.      Tier 1 capital                                                                  8274.      1,182,261      3.a
        b.      Tier 2 capital                                                                  8275.        150,139      3.b
        c.      Total risk-based capital                                                        3792.      1,132,400      3.c
        d.      Excess allowance for loan and lease losses                                      A222.         48,871      3.d
        e.      Risk-weighted assets (net of all deductions, including excess allowances)       A223.     11,948,441      3.e
        f.      "Average total assets" (net of all assets deducted from Tier 1 capital) (2)     A224.     16,485,212      3.f

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                             (Column A)                   (Column B)
                                                                        Assets Recorded on the     Credit Equivalent Amount
                                                                             Balance Sheet        of Off-Balance Sheet Items (3)
                                                                             -------------        ------------------------------
4.      Assets and credit equivalent amounts of off-balance
        sheet items assigned to the Zero percent risk category:
        a.      Assets recorded on the balance sheet:
                (1)     Securities issued by, other claims on, and
                        claims unconditionally guaranteed by, the U.S.
                        Government and its agencies and other OECD       RCFD                   RCFD
                        central governments                              3794.   573,212                                 4.a.1
                (2)     All other                                        3795.   481,635                                 4.a.2
        b.      Credit equivalent amount of off-balance sheet items                             3796.   0                4.b

------------
(1)  Exclude mandatory convertible debt reported in Schedule RC-M, item 7.

(2)  Do not deduct excess allowance for loan and lease losses.

(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC-24
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     34

Transit Number: 91000019

Schedule RC-R - Continued

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                              (Column A)                     (Column B)
                                                                          Assets Recorded on the       Credit Equivalent Amount
                                                                               Balance Sheet         of Off-Balance Sheet Items(1)
                                                                               -------------         -----------------------------
5.      Assets and credit equivalent amounts of off-balance
        sheet items assigned to the 20 percent risk category:
        a.       Assets recorded on the balance sheet:
                (1)     Claims conditionally guaranteed by the U.S.
                        Government and its agencies and other OECD          RCFD                 RCFD
                        central governments                                 3798.    506,378                              5.a.1
                (2)     Claims collateralized by securities issued by
                        the U.S. Government and its agencies and other
                        OECD central governments; by securities issued
                        by U.S. Government-sponsored agencies; and by
                        cash on deposit                                     3799.          0                              5.a.2
                (3)     All other                                           3800.  6,508,173                              5.a.3
        b.      Credit equivalent amount of off-balance sheet items                               3801.      636,500      5.b
6.      Assets and credit equivalent amounts of off-balance
        sheet items assigned to the 50 percent risk category:
        a.      Assets recorded on the balance sheet                        3802.  1,999,577                              6.a
        b.      Credit equivalent amount of off-balance sheet items                               3803.      129,593      6.b
7.      Assets and credit equivalent amounts of off-balance
        sheet items assigned to the 100 percent risk category:
        a.      Assets recorded on the balance sheet                        3804.  7,168,214                              7.a
        b.      Credit equivalent amount of off-balance sheet items                               3805.    2,248,038      7.b
3.      On-balance sheet asset values excluded from the
        calculation of the risk-based capital ratio(2)                      3806.     20,588                              8.
9.      Total assets recorded on the balance sheet (sum of
        items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
        Schedule RC, item 12 plus items 4.b and 4.c)                        3807. 17,257,777                              9.

Memoranda

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
1.       Current credit exposure across all off-balance sheet derivative contracts covered by        RCFD
         the risk-based capital standards                                                             8764.      28,461      M.1

                                                                  (Column B)
                                            (Column A)   With a remaining maturity of    (Column C)
                                                                 Over one year
                                         One year or less      through five years      Over five years
                                         ----------------      ------------------      ---------------
2.      Notional principal amounts
        of off-balance sheet
        derivative contracts:(3)
        a.      Interest rate         RCFD                    RCFD                    RCFD
                contracts             3809.   2,301,742       8766.   1,145,935       8767.    592,182   M.2a
        b.      Foreign exchange
                contracts             3812.     567,541       8769.      14,237       8770.      N/A     M.2b
        c.      Gold contracts        8771.        N/A        8772.        N/A        8773.      N/A     M.2c
        d.      Other precious metals
                contracts             8774.        N/A        8775.        N/A        8776.      N/A     M.2d
        e.      Other commodity
                contracts             8777.        N/A        8778.        N/A        8779.      N/A     M.2e
        f.      Equity derivative
                contracts             A000.        N/A        A001.        N/A        A002.      N/A     M.2f

--------------

1) Do not report in column B the risk-weighted amount of assets reported in column A.

2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC-25
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     35

Transit Number: 91000019


              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on September 30, 1996

Norwest Bank Minnesota, N.A.              Minneapolis                    MN
----------------------------              -----------                    --
Legal Title of Bank                       City                           State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the reports of Condition and Income. This optional statement will be made available to the public, along with the publicly vailable data in the Reports of Condition and Income, in reponse to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."


The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
--------------------------------------------------------------------------------
                                                                       C471 C472

No comment:                 X          (RCCN 6979)
BANK MANAGEMENT STATEMENT (please type or print clearly) (TEXT 6980):


                      --------------------------------------   -----------------
                      Signature of Executive Officer of Bank   Date of Signature

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                             Page RC-26
Minneapolis,  MN  55479                Vendor ID: D           CERT: 05208     36

Transit Number: 91000019

                  THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
                               OMB No. For OCC:                1557-0081
                               OMB No. For FDIC:               3064-0052
                               OMB No. For Federal Reserve:    7100-0036
                               Expiration Date:                03/31/99


                                    SPECIAL REPORT
                               (Dollar Amounts in Thousands)
        CLOSE OF BUSINESS DATE:       FDIC Certificate Number:
        September 30, 1996                    05208                       C700



--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------


The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
--------------------------------------------------------------------------------

                                                                                          RCFD
a.      Number of loans made to executive officers since the previous Call Report date    3561.                        NONE    a.
b.      Total dollar amount of above loans (in thousands of dollars)                      3562.                           0    b.
c.      Range of interest charged on above loans (example: 9-3/4% = 9.75)            7701/7702.        0.00% to        0.00%   c.

--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER                           DATE (Month, Day, Year)
AUTHORIZED TO SIGN REPORT

                       Mark P. Wagener
/s/ Mark P. Wagener    Director of Bank & Service Accounting      10/29/96
--------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM  (TEXT 8903)  AREA CODE/PHONE NUMBER/EXTENSION:
INQUIRIES MAY BE DIRECTED:                     (TEXT 8904)
                                               (612)  667 - 8147


BRIAN BARNETT, MANAGER OF BANK ACCOUNTING
--------------------------------------------------------------------------------
FDIC 8040/53 (6-95)